UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 19, 2025
Date of Report (date of Earliest Event Reported)
NEWTEKONE, INC.
(Exact Name of Company as Specified in its Charter)

Maryland	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T Rex Avenue, Suite 120, Boca Raton, Florida 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC
8.00% Notes due 2028	NEWTI	Nasdaq Global Market LLC
8.50% Notes due 2029	NEWTG	Nasdaq Global Market LLC
8.625% Notes due 2029	NEWTH	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the previously disclosed underwritten public offering by NewtekOne, Inc. (the “Company”) of 2,000,000 depositary shares (the “Depositary Shares”), each representing a 1/40th interest in a share of the Company’s Series B Preferred Stock (as defined below), the Company is establishing a new series of preferred stock, designated as the “8.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B,” par value $0.02 per share, with a liquidation preference of $1,000 per share (equivalent to $25.00 per Depositary Share) (the “Series B Preferred Stock”). The Series B Preferred Stock will rank senior to the Company’s common stock and each other class or series of capital stock it may issue in the future, the terms of which do not expressly provide that it ranks on a parity with or senior to the Series B Preferred Stock as to dividend rights and rights upon liquidation, dissolution or winding-up of the Company. The Series B Preferred Stock will rank on a parity with the Company’s Series A Convertible Preferred Stock, par value $0.02 per share (the “Series A Preferred Stock”) and each other class or series of capital stock the Company may issue in the future, the terms of which expressly provide that such class or series will rank on a parity with the Series B Preferred Stock as to dividend rights and rights on liquidation, dissolution or winding-up of the Company (collectively, the “parity stock”) (except for any senior stock that may be issued with the requisite consent of the holders of the Series B Preferred and all other parity stock, if any).

Under the terms of the Series B Preferred Stock, the ability of the Company to declare or pay dividends on, make distributions with respect to, or to redeem, purchase or otherwise acquire for consideration, the Company’s common stock or any other stock ranking junior to or on a parity with the Series B Preferred Stock, including the Series A Preferred Stock, is subject to restrictions in the event that the Company has not declared and either paid or set aside a sum sufficient for payment of full dividends on the Series B Preferred Stock for the most recently completed dividend period. The terms of the Series B Preferred Stock, including such restrictions, are more fully described in the Articles Supplementary for the Series B Preferred Stock (the “Articles Supplementary”), which establishes the preferences, rights, voting powers, restrictions and limitations of the Series B Preferred Stock. The foregoing description of the Series B Preferred Stock and the Articles Supplementary is qualified entirely by the terms of the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.03. Amendments to Articles of Incorporation or Bylaws.

On August 19, 2025, the Company filed the Articles Supplementary with the Maryland State Department of Assessments and Taxation amending the amended and restated articles of incorporation of the Company, as amended. The Articles Supplementary create the Series B Preferred Stock out of the authorized and unissued shares of stock of the Company, establishes the terms of the Series B Preferred Stock, fixes the authorized number of shares of Series B Preferred Stock to 53,750, and provides for certain other preferences, rights, voting powers, restrictions and limitations of the Series B Preferred Stock. The foregoing description of the Series B Preferred Stock and the Articles Supplementary is qualified entirely by the terms of the Articles Supplementary, a copy of which is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 8.01. Other Events.

Copies of the opinions of Michael A. Schwartz, Chief Legal Officer and Corporate Secretary of the Company and Robert Fraley, Senior Counsel of the Company, relating to the legality of the issuance and sale of the Preferred Stock and Depositary Shares are attached as Exhibit 5.1 and Exhibit 5.2 to this Current Report on Form 8-K, respectively. Exhibits 5.1, 5.2, 23.1 (included in Exhibit 5.1) and 23.2 (included in Exhibit 5.2) of this Current Report on Form 8-K are hereby incorporated by reference herein.

The Depositary Shares were issued pursuant to a Deposit Agreement, dated as of August 20, 2025 (the “Deposit Agreement”), by and among the Company, Equiniti Trust Company, LLC, and the holders from time to time of the depositary receipts described therein, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference. The form of certificate representing the Series B Preferred Stock is attached as Exhibit 4.2 to this Current Report on Form 8-K. The form of depositary receipt representing the Depositary Shares is filed and included as Exhibit A to the Deposit Agreement and is incorporated herein by reference.

The Depositary Shares were offered and sold pursuant to the Company’s registration statement on Form S-3 (Registration No. 333-269452) filed with the Securities and Exchange Commission (the “SEC”) and became effective on July 27, 2023, and a prospectus supplement dated August 13, 2025.

Item 9.01     Financial Statement and Exhibits
(d)  Exhibits.

Exhibit Number	Description

3.1	Articles Supplementary designating the 8.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, dated August 19, 2025.
4.1
Deposit Agreement with respect to the Depositary Shares each representing a 1/40th interest in the Company’s 8.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B, dated August 20, 2025, by and among NEWT and Equiniti Trust Company, LLC, as depositary, and the holders from time to time of the depositary receipts described therein.

4.2	Form of Certificate with respect to the Series B Preferred Stock.
4.3
Form of Depositary Receipt with respect to Depositary Shares each representing a 1/40th interest in the Company’s 8.500% Fixed-Rate Reset Non-Cumulative Perpetual Preferred Stock, Series B (included as Exhibit A to Exhibit 4.1 above).

5.1	Opinion of Michael A. Schwartz, Chief Legal Officer and Corporate Secretary of the Company, with respect to the Depositary Shares.
5.2	Opinion of Robert Fraley, Senior Counsel of the Company, with respect to the Preferred Stock and Depositary Shares.
23.1	Consent of Michael A. Schwartz (included in Exhibit 5.1).
23.2	Consent of Robert Fraley (included in Exhibit 5.2).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEKONE, INC.

Date: August 21, 2025	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board